SHAREHOLDER LETTER

Dear Shareholder:

The semiannual report for Franklin Templeton International Trust, which consists of Templeton Foreign Smaller Companies Fund and Templeton Pacific Growth Fund, covers the six months ended April 30, 2000.

During the reporting period, global economies generally experienced varying degrees of recovery and growth fostered by rising trade levels, an increasing supply of jobs, and government and economic reforms. Many European economies performed relatively well, but Asia grew the fastest as many countries there continued to recover from the devastation wrought by the financial crises of the mid- to late-1990s.

Reflecting these positive economic developments, many international equity markets posted strong gains until the last six weeks of the reporting period, when foreign stock markets generally began to fall sharply in tandem with the drop of the U.S. Nasdaq Composite(R) Index (Nasdaq(R)). Foreign telecommunication, technology and Internet-related stocks, which had supported global markets in 1999 and early 2000, were hardest hit by the Nasdaq's downward spiral.

Although the Pacific Rim's economic recovery was good news for investors, rising interest rates and ripple effects from U.S. markets upset market expansions and key indices in the region, such as Hong Kong's Hang Seng and Japan's Nikkei 225, both of which were in negative territory for the period from January 1 to April 30, 2000. However, both indices posted positive results for the six-month period as a whole, and the Morgan Stanley Capital International (MSCI(R)) Europe, Australasia Far East (EAFE(R)) Index, which tracks the equity markets of 20 nations, rose 1.51% during that time. The MSCI Pacific Index, representative of equity markets in six Pacific Rim countries, posted a positive six-month return of 3.65% for the same period.(1)


CONTENTS

Shareholder Letter                        1

Fund Reports

 Templeton Foreign Smaller
 Companies Fund                           3

 Templeton Pacific
 Growth Fund                             10

Financial Highlights &
Statements of Investments                16

Financial Statements                     30

Notes to
Financial Statements                     34

[FUND CATEGORY GRAPHIC]

On the following pages, you will find detailed discussions about Templeton Foreign Smaller Companies Fund and Templeton Pacific Growth Fund. Although the Funds have different investment objectives and strategies, their managers share a dedication to the principles of careful stock selection, broad diversification, and constant professional supervision. For specific information about the Funds, including the effect market conditions and management strategies have had on their performance, please refer to the Funds' reports following this letter.

We thank you for your continued support, welcome your questions and comments, and look forward to serving your investment needs in the years to come.

Sincerely,

/s/ Rupert H. Johnson, Jr.
--------------------------------------
Rupert H. Johnson, Jr.
President
Franklin Templeton International Trust


1. The unmanaged MSCI EAFE Index tracks the performance of approximately 1,000 securities in 20 countries. The Morgan Stanley Capital International (MSCI) Pacific Index includes over 400 companies and the five countries of Australia, Hong Kong, Japan, New Zealand and Singapore. The average company has a market capitalization of about $5.1 billion. The indices include reinvested dividends. One cannot invest directly in an index, nor is an index representative of any Templeton Fund's portfolio.

TEMPLETON FOREIGN
SMALLER COMPANIES FUND
--------------------------------------------------------------------------------
Your Fund's Goal: Templeton Foreign Smaller Companies Fund seeks to provide long-term capital growth. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of smaller companies -- those with a market capitalization of less than $1 billion -- located outside the United States.
--------------------------------------------------------------------------------

This semiannual report for Templeton Foreign Smaller Companies Fund covers the six-month period ended April 30, 2000. Spurred by strength in the global economic environment, particularly by signs of sustained pan-Asian recovery, international stock markets generally performed well for most of the reporting period. During this time, share prices of many Japanese stocks rose due to the strengthening yen and investor optimism that Japanese companies would at last start to implement restructuring. However, technology stocks, an important part of Japan's Nikkei 225 Index, tumbled precipitously during April.

In Latin America, Brazilian stocks generally appreciated as investors regained confidence in the economic fundamentals of the region. European market performance was mixed -- although the improving economic outlook pushed share prices there higher, this was partially offset, in U.S.-dollar terms, by the continuously falling value of the euro, which hit all-time lows toward the end of April. Technology, media and telecom shares led many markets higher until April when the tech-heavy U.S. Nasdaq Composite(R) Index sold off substantially, casting a pall over much of the global technology stock market.(1)

[GEOGRPHIC DISTRIBUTION PIE CHART]

GEOGRAPHIC DISTRIBUTION

Templeton Foreign Smaller
Companies Fund
Based on Total Net Assets
4/30/00

Europe ...........................  50.1%
Asia .............................  31.9%
North America ....................  5.4%
Latin America ....................  4.1%
Australia & New Zealand ..........  3.5%
Mid-East & Africa ................  1.6%
Cash & Other Net Assets ..........  3.4%

All portfolio holdings mentioned in the report are listed by their complete legal titles in the Fund's Statement of Investments (SOI), which is a complete listing of the Fund's portfolio holdings, including dollar value and number of shares or principal amount. The SOI begins on page 26.

TOP 10 HOLDINGS
Templeton Foreign
Smaller Companies Fund
4/30/00

COMPANY,                                       % OF TOTAL
SECTOR, COUNTRY                                NET ASSETS
---------------------------------------------------------

Giordano International Ltd.,                      5.7%
Merchandising, Hong Kong

Li & Fung Ltd.,                                   4.2%
Merchandising, Hong Kong

Sa des Galleries Lafayette,                       3.1%
Merchandising, France

Swisslog Holding AG,                              2.2%
Electronic Components &
Instruments, Switzerland

Orient Overseas                                   2.1%
International Ltd.,
Transportation, Hong Kong

GTC Transcontinental                              2.0%
Group Ltd., B,
Broadcasting & Publishing,
Canada

Ono Pharmaceutical Co. Ltd.,                      2.0%
Health & Personal Care,
Japan

Housing Development                               1.9%
Finance Corp. Ltd.,
Financial Services, India

Dah Sing Financial                                1.9%
Holdings Ltd.,
Financial Services, Hong Kong

Tech Holdings Ltd.,                               1.6%
Electronic Components &
Instruments, Hong Kong


Within this environment, Templeton Foreign Smaller Companies Fund - Class A provided a +8.62% six-month cumulative total return as shown in the Performance Summary beginning on page 8. The Fund's benchmark, the Salomon Brothers Global Ex-U.S. Less Than $1 Billion Index, rose just 2.58% during the same time.(2) By comparison, the broader Morgan Stanley Capital International(R) Europe, Australasia, Far East Index (MSCI(R) EAFE(R)) rose 6.84%.(3)

During the reporting period, the Fund's performance was helped by the strong performance of our Hong Kong holdings, but since we were underweight in Japan compared to the MSCI EAFE, we did not benefit from gains in Japanese equities during the first five months of the reporting period. Technology and communications stocks, which we viewed as overpriced, dominated that market and, in light of our value philosophy, we did not find them attractive at the time.

A number of the Fund's European holdings performed well, but gains from the region were hindered by a preference by investors for larger, technology-related companies until the last six weeks of the period. At that point, investors shifted away from choppy high-tech and Internet stocks in exchange for those in more traditional industries. We believe that certain companies have fallen into a "value trap" across Europe; they are recognized as cheap, but are simply too small to be interesting to some investors. However, we are optimistic about the prospects surrounding the growing pace of mergers and acquisitions worldwide, which we feel should help unlock bargains in some of these undervalued businesses.

1. The Nasdaq Composite Index measures all Nasdaq domestic and U.S.-based common stocks listed on the Nasdaq Market. The Index is market-weighted and includes over 5,000 companies (as of 4/30/00).

2. Sources: Salomon Brothers. The Salomon Brothers Global Ex-U.S. < $1 Billion Index is designed to measure the performance of global stocks with a market capitalization of less than $1 billion and includes all developed and emerging countries except the United States. Indices are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

3. Source: Morgan Stanley Capital International. The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index includes approximately 1,000 companies representing the stock markets of 20 countries in Europe, Australia, New Zealand and the Far East; the average company has a market capitalization of over $3 billion. Indices are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


Because of the increase in global stock markets and the prevalence of momentum-style investing, we were particularly selective in buying shares this past six months. In our assessment, many stock prices were based on unrealistic prospects, and investors proved time and again their willingness to pay what we believed to be excessive prices for stocks of companies with no earnings and little revenue. Where appropriate, we took the opportunity to decrease positions in some stocks, notably in Asia, when we felt business prospects were fully reflected in their prices. But we added to or initiated positions in stocks that we believed met our value-oriented strategy of investing, such as Orient Overseas International, a Hong Kong-based global shipping company, the Gas Authority of India, and Sweden's Silo Group, which specializes in monitoring services that help companies develop and maintain their competitive edge.

A number of the Fund's holdings performed particularly well during the reporting period. These included Li & Fung (international merchandising), Giordano International (casual apparel merchandising), Telemig Cellular
(telecommunications), Galeries Lafayette (French department stores and e-commerce retailing), Hugo Boss (textiles and apparel), Swisslog (an Internet-technology driven logistics and supply chain specialist) and Geest (prepared foods, household products).


TOP 10 SECTORS
Templeton Foreign
Smaller Companies Fund
4/30/00

                                                 % OF TOTAL
SECTOR                                           NET ASSETS
-----------------------------------------------------------
Merchandising                                       16.8%

Health & Personal Care                               7.6%

Transportation                                       6.8%

Building Materials &
Components                                           6.4%

Financial Services                                   5.3%

Electronic Components &
Instruments                                          5.1%

Chemicals                                            5.0%

Food & Household Products                            4.8%

Metals & Mining                                      4.7%

Machinery & Engineering                              3.2%

For the remainder of 2000, we plan to continue our focus on company fundamentals as the basis for stock selection. In keeping with our value style of investing, it is our belief that a stock's fundamental value is of the utmost importance, and we shall continue to search for those issues that trade at a discount to what we believe are a company's future earnings. More specifically, we concentrate our search on companies able to avert the threat of pricing pressure by producing value-added rather than commodity products.

Our outlook for the Fund is heavily dependent upon developments in foreign economies. If the performance of foreign economies improves, the Fund's holdings should do well. In our opinion, Europe has potential because of positive earnings prospects and a renewed focus on delivering value to shareholders. In Japan, we will focus on newer, entrepreneurial companies, although we continue to remain cautious about the economic fundamentals in that country. We also believe that China's agreement with the U.S. on entry into the World Trade Organization may provide interesting investment opportunities as direct foreign investment returns to the largest nation in Asia.

However, it must be remembered that much of what occurs globally may very well depend on what happens in the U.S. Many of those who invest only outside the U.S. believe that since the U.S. economy has been such a catalyst in maintaining economic activity the world over, significant declines in U.S. securities could jeopardize global growth. Based on the divergence in valuations between the small- and large-cap sectors, we also believe there are tremendous opportunities for small-cap stocks globally, and plan to continue utilizing all of our expertise and research capabilities in maintaining our bottom-up approach of searching for equities we consider to be undervalued.

Of course, there are risks involved when investing in a Fund seeking long-term capital growth from small or relatively new or unseasoned companies, such as relatively small revenues, limited production lines and fractional market share. In addition, investment in foreign markets involves special risks related to market and currency volatility and adverse economic, social and political developments. Emerging markets securities are subject to heightened risks, as well as those associated with their relatively small size and lesser liquidity. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, the consequences of severe market corrections. These risks and other considerations are discussed in the Fund's prospectus. For example, Taiwan's equity market has increased 1,576.9% in the last 15 years, but has suffered six declines of more than 20% during that time.(4) While short-term volatility can be disconcerting, declines in excess of 50% are not unusual in emerging markets.

We thank you for your support and look forward to serving your investment needs in the future.

4. Source: Taiwan Weighted Index. Based on quarterly percentage price change over 15 years ended March 31, 2000. Returns are measured in U.S. dollars and do not include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

This discussion reflects our views, opinions and portfolio holdings as of April 30, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the fund. Our strategies and the fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

TEMPLETON FOREIGN
SMALLER COMPANIES FUND

CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to January 2, 1997, Fund shares were offered at a lower initial sales charge. Thus, actual total returns would have been higher. On July 1, 1993, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance. Past fee waivers and expense reimbursements by the Fund's manager increased the Fund's total returns. Without these fee waivers and expense reimbursements, total returns for Class A shares would have been lower.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors. Past fee waivers and expense reimbursements by the Fund's manager increased the Fund's total returns. Without these fee waivers and expense reimbursements, total returns for Advisor Class shares would have been lower.

SIX-MONTH PERFORMANCE SUMMARY
AS OF 4/30/00

Six-month total return does not include sales charges. Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each share class. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

CLASS A
Six-Month Total Return                  +8.62%
Net Asset Value (NAV)                   $15.49 (4/30/00)                   $14.43 (10/31/99)
Change in NAV                           +$1.06
Distributions (11/1/99-4/30/00)         Dividend Income                    $0.1745

CLASS B
Six-Month Total Return                  +8.14%
Net Asset Value (NAV)                   $15.36 (4/30/00)                   $14.35 (10/31/99)
Change in NAV                           +$1.01
Distributions (11/1/99-4/30/00)         Dividend Income                    $0.1509


CLASS C
Six-Month Total Return                  +8.20%
Net Asset Value (NAV)                   $15.42 (4/30/00)                   $14.36 (10/31/99)
Change in NAV                           +$1.06
Distributions (11/1/99-4/30/00)         Dividend Income                    $0.1116


ADVISOR CLASS
Six-Month Total Return                  +8.71%
Net Asset Value (NAV)                   $15.50 (4/30/00)                   $14.45 (10/31/99)
Change in NAV                           +$1.05
Distributions (11/1/99-4/30/00)         Dividend Income                    $0.1976

              Past performance does not guarantee future results.

ADDITIONAL PERFORMANCE
AS OF 3/31/00

                                                                                             SINCE
                                                                                           CHANGES IN
                                                                                           INVESTMENT
                                                                      INCEPTION             POLICIES
CLASS A                                 1-YEAR         5-YEAR         (9/20/91)           (10/1/96)(5)
------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)              +27.51%        +74.83%        +140.03%              +32.47%
Average Annual Total Return(2)          +20.15%        +10.50%         +10.05%               +6.39%
Value of $10,000 Investment(3)          $12,015       $16,477         $22,625              $12,481

                                                                 INCEPTION
CLASS B                                       1-YEAR             (1/1/99)
-------------------------------------------------------------------------

Cumulative Total Return(1)                    +26.37%            +29.32%
Average Annual Total Return(2)                +22.37%            +19.85%
Value of $10,000 Investment(3)               $12,237            $12,532

                                                                 INCEPTION
CLASS C                                        1-YEAR            (7/1/98)
-------------------------------------------------------------------------

Cumulative Total Return(1)                     +26.63%           +14.64%
Average Annual Total Return(2)                 +24.35%            +7.51%
Value of $10,000 Investment(3)                $12,435           $11,352


                                                                                            SINCE
                                                                                          CHANGES IN
                                                                                          INVESTMENT
                                                                      INCEPTION            POLICIES
ADVISOR CLASS(4)                        1-YEAR         5-YEAR         (9/20/91)           (10/1/96)(5)
------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)              +27.82%        +77.42%        +143.58%               +34.43%
Average Annual Total Return(2)          +27.82%        +12.15%         +11.00%                +8.62%
Value of $10,000 Investment(3)         $12,782        $17,742         $24,358               $13,443

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

4. On January 2, 1997, the Fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect Class A performance, excluding the effect of the Class A sales charge, but including the effect of Rule 12b-1 fees and other Class A expenses; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable only to that class. Since January 2, 1997 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +27.47% and +7.76%, respectively.

5. Effective October 1, 1996, the Fund's name was changed from Franklin International Equity Fund to Templeton Foreign Smaller Companies Fund, and the Fund, which until that date invested predominantly in large capitalization foreign equity securities, shifted its emphasis to smaller capitalization foreign equity securities with a market capitalization of $1 billion or less.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.

Past performance does not guarantee future results.


TEMPLETON PACIFIC GROWTH FUND

--------------------------------------------------------------------------------
Your Fund's Goal: Templeton Pacific Growth Fund seeks to provide long-term capital growth. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities that trade on Pacific Rim markets, as defined in the Fund's prospectus, and are issued by companies that have their principal activities in the Pacific Rim.
--------------------------------------------------------------------------------
The semiannual report for Templeton Pacific Growth Fund covers the six months ended April 30, 2000. During this time, Asian economies continued to recover from their crises of the mid- and late-1990s. Economic momentum increased across much of the region as Japan and many Southeast Asian nations experienced rising trade levels while enacting crucial political and economic reforms. South Korea led the economic comeback, but Hong Kong and Thailand's economies also grew impressively during the last few months of the period. Hong Kong's economy expanded at its fastest pace since 1987, boasting an annualized 14.3% increase in productivity as measured by gross domestic product (GDP) through March 31, 2000. Surging imports, increased consumer spending and corporate investment in Hong Kong were the three major contributing factors to that region's rapid growth.

The Thai government passed legislation opening up Thailand to more foreign economic participation, and growing imports indicated a robust level of domestic consumption. These developments culminated in the International Monetary Fund's
(IMF) announcement that Thailand would not need to renew its US$17 billion loan package as scheduled in June 2000. Boosts in exports helped China's economy expand at an impressive 8.1% annualized rate in terms of gross domestic product
(GDP) during first quarter 2000, while in Japan the rebound of the yen provided evidence that a stronger Japanese economy may be around the corner. Singapore also made progress, forecasting a budget surplus of US$1.7 billion. However, South Korea encountered challenges to its political reform process, and both Australia and New Zealand were experiencing markedly higher internal inflation data.

All portfolio holdings mentioned in the report are listed by their complete legal titles in the fund's Statement of Investments (SOI), which is a complete listing of the Fund's portfolio holdings, including dollar value and number of shares or principal amount. The SOI begins on page 19.

Most equity markets throughout the Pacific Rim registered positive performances during the period. As in the U.S. and other developed markets, technology and telecommunication stocks in the region rose in price while banks, manufacturers and other "old economy" stocks generally did not perform as well. However, during March and April, the tech-heavy U.S. Nasdaq Composite(R) Index suffered abrupt declines, sending ripple effects through global markets and causing technology, Internet, computer and telecommunications-related stock prices to fall dramatically virtually everywhere.(1)

Currencies throughout the region were generally stable relative to the U.S. dollar, but the Japanese yen was surprisingly strong. The yen's rise was due to several factors, chiefly that prospects of a healthier Japanese economy was around the corner. With such expectations came a wave of new foreign investment, putting upward pressure on the currency. An exceptionally strong yen is a concern to many investors, because approximately 40% of Japan's exports are sent to other Asian countries. And while a stronger Asian economy is positive for Japanese exports, a strong yen is not.

TOP 10 SECTORS
Templeton Pacific Growth Fund
4/30/00

                            % OF TOTAL
SECTOR                      NET ASSETS
--------------------------------------------------------------------------------

Electrical & Electronics     19.1%

Banking                      16.7%

Multi-Industry               13.4%

Telecommunications           10.8%

Real Estate                   7.1%

Financial Services            6.2%

Transportation                6.1%

Metals & Mining               4.8%

Forest Products & Paper       4.3%

Industrial Components         3.2%


1. The Nasdaq Composite Index measures all Nasdaq domestic and U.S.-based common stocks listed on the Nasdaq Market. The Index is market-weighted and includes over 5,000 companies (as of 4/30/00).

TOP 10 HOLDINGS
Templeton Pacific Growth Fund
4/30/00

Company,                            % of Total
Sector, Country                     Net Assets
--------------------------------------------------------------------------------

DBS Group Holdings Ltd.,               5.2%
Banking, Singapore

Johnson Electric Holdings Ltd.,        5.1%
Electrical & Electronics,
Hong Kong

City Developments Ltd.,                4.1%
Real Estate, Singapore

HSBC Holdings PLC,                     3.7%
Banking, Hong Kong

Overseas Union Bank Ltd.,              3.4%
Banking, Singapore

Fuji Heavy Industries Ltd.,            3.2%
Industrial Components, Japan

Commerce Asset-Holding Bhd.,           3.1%
Financial Services, Malaysia

Cheung Kong Holdings Ltd.,             2.9%
Multi-Industry, Hong Kong

Matsushita Electrical                  2.9%
Industrial Co. Ltd.,
Electrical & Electronics, Japan

SK Telecom Co. Ltd., ADR,              2.9%
Telecommunications,
South Korea

Within this environment, the Fund's Class A shares produced a +2.16% six-month cumulative total return as shown in the Performance Summary beginning on page
14. The Fund's benchmark, the Morgan Stanley Capital International(R) (MSCI(R)) Pacific Index, produced a 3.65% total return for the same period.(2)

During the period under review, we increased our Japanese holdings from just over 20% of total net assets on November 1, 1999, to nearly 30% on April 30, 2000. Because Japanese equities rallied, this exposure contributed significantly to the Fund's performance. As with most global markets, there was an intense focus on "New Japan" companies involved in telecommunications, Internet and other technology-related industries. We participated in this market by adding to our position in companies such as Nippon Telegraph and Telephone, Japan's largest telecommunications company. Our holdings of "Old Japan" companies such as Sony, Hitachi and Fuji Photo also performed relatively well because many investors viewed them as a counterbalance to possible volatility in the latest wave of high-tech issues coming to market. Of course, some companies, like Sony, are changing with the times, transforming into hybrids of old and new Japan. When overall market valuations hit fairly high multiples relative to historic norms during the reporting period, we sold some of our position in SK Telecom, a Korean telecommunications company that posted solid gains fueled by strong revenues, at a profit. However, when Korean semiconductor stocks took a nosedive in February, we took the opportunity to purchase LG Electronics, a Korean consumer electronics company. We believe LG is poised to benefit from the transition to digital television, and its home appliance division has gotten a boost from recovering domestic consumption lately.

2. Source: Morgan Stanley Capital International. The unmanaged MSCI Pacific Index includes over 400 companies and the five countries of Australia, Hong Kong, Japan, New Zealand and Singapore. Indices are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

Looking forward, we are optimistic about future prospects for equity securities trading in Pacific Rim markets and for Templeton Pacific Growth Fund, though we also believe there may be significant volatility along the way. Some of the factors that we are monitoring include the possibility of rising interest rates in Asian countries, the reactions of Asian markets to U.S. monetary tightenings and the effect upon trade of high oil prices. Equity markets may experience significant volatility in the near future, but we believe such volatility could present our analysts with unique opportunities to discover undervalued stocks with the potential to provide attractive long-term returns for the Fund's shareholders.

Of course, it is important to remember that investing in foreign markets concentrated in a single region involves special considerations not associated with more broadly diversified investments, such as market and currency volatility and adverse economic, social and political developments in the region and countries where the Fund invests. Emerging market securities involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of those markets. In addition, investing in an emerging market means accepting a certain amount of volatility and, in some cases, the consequences of severe market corrections. These risks and other considerations are discussed in the Fund's prospectus.

We thank you for your support and look forward to serving your investment needs in the future.

This discussion reflects our views, opinions and portfolio holdings as of April 30, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

GEOGRAPHIC DISTRIBUTION

Templeton Pacific Growth Fund
Based on Total Investments
4/30/00

Japan ............................  25.7%
Hong Kong ........................  24.3%
Singapore ........................  15.8%
South Korea ......................   9.7%
Australia ........................   8.7%
Malaysia .........................   5.0%
Indonesia ........................   3.5%
India ............................   2.5%
New Zealand ......................   2.4%
Philippines ......................   1.0%
China ............................   0.7%
Thailand .........................   0.7%


TEMPLETON PACIFIC
GROWTH FUND

CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to January 1, 1997, Fund shares were offered at a lower initial sales charge. Thus, actual total returns would have been higher. On July 1, 1993, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance. Past fee waivers and expense reimbursements by the Fund's manager increased the Fund's total returns. Without these fee waivers and expense reimbursements, total returns for Class A shares would have been lower.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors. Past fee waivers and expense reimbursements by the Fund's manager increased the Fund's total returns. Without these fee waivers and expense reimbursements, total returns for Advisor Class shares would have been lower.

SIX-MONTH PERFORMANCE SUMMARY AS OF 4/30/00

Six-month total return does not include sales charges. Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each share class. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

CLASS A
Six-Month Total Return     +2.16%
Net Asset Value (NAV)      $10.42 (4/30/00)    $10.20 (10/31/99)
Change in NAV              +$0.22


CLASS C
Six-Month Total Return     +1.67%
Net Asset Value (NAV)      $10.32 (4/30/00)    $10.15 (10/31/99)
Change in NAV              +$0.17


ADVISOR CLASS
Six-Month Total Return     +2.33%
Net Asset Value (NAV)      $10.55 (4/30/00)    $10.31 (10/31/99)
Change in NAV              +$0.24


               Past performance does not guarantee future results.


ADDITIONAL PERFORMANCE
AS OF 3/31/00

                                                                   INCEPTION
CLASS A                               1-YEAR         5-YEAR        (9/20/91)
--------------------------------------------------------------------------------

Cumulative Total Return(1)           +33.77%          -7.41%        +40.41%

Average Annual Total Return(2)       +26.12%          -2.69%         +3.34%

Value of $10,000 Investment(3)      $ 12,612        $  8,726       $ 13,234


                                                                   INCEPTION
CLASS C                              1-YEAR          3-YEAR         (1/2/97)
--------------------------------------------------------------------------------

Cumulative Total Return(1)           +33.02%         -19.35%         -24.26%

Average Annual Total Return(2)       +30.77%          -7.22%          -8.48%

Value of $10,000 Investment(3)      $ 13,077        $  7,986        $  7,499

                                                                    INCEPTION
ADVISOR CLASS(4)                      1-YEAR         5-YEAR         (9/20/91)
--------------------------------------------------------------------------------

Cumulative Total Return(1)           +34.47%          -5.60%        +43.15%

Average Annual Total Return(2)       +34.47%          -1.15%         +4.30%

Value of $10,000 Investment(3)      $ 13,447        $  9,440       $ 14,315


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.
4. On January 2, 1997, the Fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect Class A performance, excluding the effect of the Class A sales charge, but including the effect of Rule 12b-1 fees and other Class A expenses; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable only to that class. Since January 2, 1997 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were -21.68% and -7.25%, respectively.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.

Past performance does not guarantee future results.

FRANKLIN TEMPLETON INTERNATIONAL TRUST
FINANCIAL HIGHLIGHTS

TEMPLETON PACIFIC GROWTH FUND





                                                                                  CLASS A
                                             ---------------------------------------------------------------------------------------

                                              SIX MONTHS ENDED                         YEAR ENDED OCTOBER 31,
                                               APRIL 30, 2000      -----------------------------------------------------------------
                                                 (UNAUDITED)+      1999+        1998           1997           1996         1995
                                             ---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of period ........    $   10.20      $     7.83    $    10.88    $   14.50      $    14.11    $  15.40
                                             ---------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss) ...............         (.01)            .01           .13          .14             .12         .15
 Net realized and unrealized gains (losses) .          .23            2.42         (2.98)       (3.65)           1.41       (1.01)
                                             ---------------------------------------------------------------------------------------
Total from investment operations ............          .22            2.43         (2.85)       (3.51)           1.53        (.86)
                                             ---------------------------------------------------------------------------------------
Less distributions from:
 Net investment income ......................           --            (.06)         (.13)        (.11)           (.21)       (.16)
 Net realized gains .........................           --              --          (.07)          --            (.93)       (.27)
                                             ---------------------------------------------------------------------------------------
Total distributions .........................           --            (.06)         (.20)        (.11)          (1.14)       (.43)
                                             ---------------------------------------------------------------------------------------
Net asset value, end of period ..............    $   10.42      $    10.20    $     7.83    $   10.88      $    14.50    $  14.11
                                             =======================================================================================
Total Return* ...............................         2.16%          31.23%       26.37%       (24.42)%         11.27%       (5.54)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...........    $  57,323      $   73,160    $   42,200    $  40,958      $   59,740    $ 50,247
Ratios to average net assets:
 Expenses ...................................         1.85%**         1.92%         1.90%        1.63%           1.52%       1.72%
 Net investment income (loss) ...............         (.16)%**         .10%         1.43%         .97%           1.06%       1.04%
Portfolio turnover rate .....................        30.18%          39.33%        19.61%       24.79%          13.48%       36.21%


*Total return does not reflect sales commissions and is not annualized. **Annualized.
+Based on average weighted shares outstanding.

FRANKLIN TEMPLETON INTERNATIONAL TRUST
FINANCIAL HIGHLIGHTS (CONTINUED)

TEMPLETON PACIFIC GROWTH FUND (CONT.)

                                                                                   CLASS C
                                                ----------------------------------------------------------------
                                                SIX MONTHS ENDED                  YEAR ENDED OCTOBER 31,
                                                 APRIL 30, 2000        -----------------------------------------
                                                 (UNAUDITED)++          1999++            1998            1997+
                                                --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of period ........     $    10.15         $     7.80       $    10.81        $    15.10
                                                ---------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss) ...............           (.05)              (.07)             .08               .05
 Net realized and unrealized gains (losses) .            .22               2.45            (2.92)            (4.31)
                                                ---------------------------------------------------------------------
Total from investment operations ............            .17               2.38            (2.84)            (4.26)
                                                ---------------------------------------------------------------------
Less distributions from:
 Net investment income ......................             --               (.03)            (.10)             (.03)
 Net realized gains .........................             --                 --             (.07)               --
                                                ---------------------------------------------------------------------
Total distributions .........................             --               (.03)            (.17)             (.03)
                                                ---------------------------------------------------------------------
Net asset value, end of period ..............     $    10.32         $    10.15       $     7.80        $    10.81
                                                =====================================================================
Total Return* ...............................           1.67%             30.61%          (26.47)%          (28.28)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...........     $   11,377         $   11,925       $    6,183        $    2,307
Ratios to average net assets:
 Expenses ...................................           2.63%**            2.70%            2.63%             2.48%**
 Net investment income (loss) ...............           (.93)%**           (.71)%            .67%              .93%**
Portfolio turnover rate .....................          30.18%             39.33%           19.61%            24.79%

 *Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.
**Annualized.
+ For the period January 2, 1997 (effective date) to October 31, 1997. ++Based on average weighted shares outstanding.

FRANKLIN TEMPLETON INTERNATIONAL TRUST
FINANCIAL HIGHLIGHTS (CONTINUED)

TEMPLETON PACIFIC GROWTH FUND (CONT.)


                                                                                ADVISOR CLASS
                                                  ------------------------------------------------------------
                                                   SIX MONTHS ENDED          YEAR ENDED OCTOBER 31,
                                                   APRIL 30, 2000      ---------------------------------------
                                                  (UNAUDITED)++        1999++         1998           1997+
                                                  ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of period ........        $10.31            $7.88          $10.88         $15.10
                                                  ------------------------------------------------------------
Income from investment operations:
 Net investment income ......................           .01              .04             .15            .12
 Net realized and unrealized gains (losses) .           .23             2.46           (2.93)         (4.30)
                                                 -------------------------------------------------------------
Total from investment operations ............           .24             2.50           (2.78)         (4.18)
                                                 -------------------------------------------------------------
Less distributions from:
 Net investment income ......................            --             (.07)           (.15)          (.04)
 Net realized gains .........................            --               --            (.07)            --
                                                --------------------------------------------------------------
Total distributions .........................            --             (.07)           (.22)          (.04)
Net asset value, end of period ..............        $10.55           $10.31           $7.88         $10.88
                                                --------------------------------------------------------------
Total Return* ...............................          2.33%           32.15%         (25.68)%       (27.74)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...........        $1,554           $7,252          $1,454         $1,357
Ratios to average net assets:
 Expenses ...................................          1.64%**          1.71%           1.62%          1.48%**
 Net investment income ......................           .11%**           .40%           1.78%          1.55%**
Portfolio turnover rate .....................         30.18%           39.33%          19.61%         24.79%


  *Total return is not annualized.
 **Annualized.
  +For the period January 2, 1997 (effective date) to October 31, 1997. ++Based on average weighted shares outstanding.

                       See notes to financial statements.


FRANKLIN TEMPLETON INTERNATIONAL TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2000 (UNAUDITED)



                                                                          SHARES/
  TEMPLETON PACIFIC GROWTH FUND                         COUNTRY          WARRANTS        VALUE
---------------------------------------------------------------------------------------------------
 COMMON STOCKS 107.6%
  BANKING 16.7%
  Australia & New Zealand Banking Group Ltd. ......     Australia          127,000     $    877,395
* Bangkok Bank Public Co. Ltd., fgn ...............      Thailand           111,400         188,665
  DBS Group Holdings Ltd. .........................      Singapore          265,454       3,653,393
  HSBC Holdings PLC ...............................      Hong Kong          233,120       2,603,790
  Overseas Union Bank Ltd. ........................      Singapore          521,323       2,381,446
* Philippine National Bank ........................     Philippines         114,573         177,611
* PT Bank Bali, fgn ...............................      Indonesia          657,020          31,089
* PT Bank Pan Indonesia TBK .......................      Indonesia        2,277,000         107,744
* PT Bank Pan Indonesia TBK, wts., 6/26/00 ........      Indonesia          354,226             134
* Thai Farmers Bank Public Co. Ltd. ...............      Thailand            37,140          32,669
* Thai Farmers Bank Public Co. Ltd., fgn. .........      Thailand           286,120         300,507
  Westpac Banking Corp. ...........................      Australia          215,600       1,375,019
                                                                                        -----------
                                                                                         11,729,462
                                                                                        -----------
  BROADCASTING & PUBLISHING .6%
  South China Morning Post Holdings Ltd. ..........      Hong Kong          368,000         389,770
                                                                                        -----------

  BUILDING MATERIALS & COMPONENTS 2.1%
  Gujarat Ambuja Cements Ltd., GDR, Reg S .........        India            191,300         851,285
  Okumura Corp. ...................................        Japan            194,000         547,490
* Union Cement Corp. ..............................     Philippines       3,551,000          81,711
                                                                                        -----------
                                                                                          1,480,486
                                                                                        -----------
  CHEMICALS .6%
  Shanghai Petrochemical Co. Ltd., H ..............        China          2,899,000         390,791
                                                                                        -----------

  CONSTRUCTION & HOUSING .5%
  Road King Infrastructure Ltd. ...................      Hong Kong          686,520         334,922
                                                                                        -----------

  ELECTRICAL & ELECTRONICS 19.1%
  Creative Technology Ltd. ........................      Singapore           20,900         572,138
  Fuji Photo Film Co. Ltd. ........................        Japan             26,000       1,041,684
  Hitachi Ltd. ....................................        Japan             99,200       1,184,067
* Hyundai Electronics Industries Co. ..............     South Korea          83,200       1,319,504
  Johnson Electric Holdings Ltd. ..................      Hong Kong          444,300       3,579,292
  LG Electronics Inc. .............................     South Korea          46,700       1,245,614
  Matsushita Electric Industrial Co. Ltd. .........        Japan             76,000       2,011,196
  Sony Corp. ......................................        Japan              7,000         803,794
* Sony Corp. New Shrs NPV .........................        Japan              7,000         803,794
  Toshiba Corp. ...................................        Japan             91,000         882,424
                                                                                        -----------
                                                                                         13,443,507
                                                                                        -----------
  ELECTRONIC COMPONENTS & INSTRUMENTS 2.5%
  VTech Holdings Ltd. .............................      Hong Kong          423,000       1,754,083
                                                                                        -----------
  ENERGY SOURCES 2.2%
* Gas Authority of India Ltd., GDR, 144A ..........        India            103,500         672,750
  Woodside Petroleum Ltd. .........................      Australia          137,000         846,557
                                                                                        -----------
                                                                                          1,519,307
                                                                                        -----------

FRANKLIN TEMPLETON INTERNATIONAL TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2000 (UNAUDITED) (CONT.)




  TEMPLETON PACIFIC GROWTH FUND                                             SHARES/
                                                        COUNTRY            WARRANTS      VALUE
--------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  FINANCIAL SERVICES 6.2%
* Commerce Asset-Holding Bhd. .....................      Malaysia          749,200     $2,109,589
* Commerce Asset-Holding Bhd., wts., 6/16/02 ......      Malaysia           29,500         33,537
  Nomura Securities Co. Ltd. ......................        Japan            76,000      1,912,746
  Public Finance Bhd., fgn. .......................      Malaysia          255,000        328,816
                                                                                      -----------
                                                                                        4,384,688
                                                                                      -----------
  FOREST PRODUCTS & PAPER 4.3%
  Amcor Ltd. ......................................      Australia         193,800        573,326
* Asia Pulp & Paper Co. Ltd., ADR .................      Indonesia         225,200      1,421,575
  Carter Holt Harvey Ltd. .........................     New Zealand        578,548        489,444
  Mitsubishi Paper Mills Ltd. .....................        Japan           282,000        339,209
* Paperlinx Ltd. ..................................      Australia          64,599        116,284
* PT Tjiwi Kimia TBK ..............................      Indonesia         408,709         76,069
* PT Tjiwi Kimia TBK, wts., 7/15/02 ...............      Indonesia          56,765          5,121
                                                                                      -----------
                                                                                        3,021,028
                                                                                      -----------
  HEALTH & PERSONAL CARE 2.2%
  Ono Pharmaceutical Co. Ltd. .....................        Japan            37,000      1,557,715
                                                                                      -----------
  INDUSTRIAL COMPONENTS 3.2%
  Fuji Heavy Industries Ltd. ......................        Japan           296,000      2,259,542
                                                                                      -----------
  MACHINERY & ENGINEERING 2.1%
  Kurita Water Industries Ltd. ....................        Japan            51,000      1,111,312
  Tata Engineering & Locomotive Co. Ltd., GDR .....        India           128,400        401,250
                                                                                      -----------
                                                                                        1,512,562
                                                                                      -----------
  MERCHANDISING .8%
  Matsuzakaya Co. Ltd. ............................        Japan           220,000        574,046
  Takashimaya Co. Ltd. ............................        Japan               551          4,308
                                                                                      -----------
                                                                                          578,354
                                                                                      -----------
  METALS & MINING 4.8%
  Capral Aluminum Ltd. ............................      Australia         889,000      1,115,270
  Nittetsu Mining Co. Ltd. ........................        Japan           235,000        456,627
  Pohang Iron & Steel Co. Ltd. ....................     South Korea         11,100        892,071
  WMC Ltd. ........................................      Australia         213,319        884,991
                                                                                      -----------
                                                                                        3,348,959
                                                                                      -----------
  MISC MATERIALS & COMMODITIES .7%
  Golden Hope Plantations Bhd. ....................      Malaysia          451,000        477,111
                                                                                      -----------

  MULTI-INDUSTRY 13.4%
  Broken Hill Proprietary Co. Ltd. ................      Australia          72,300        777,927
  Cheung Kong Holdings Ltd. .......................      Hong Kong         170,300      2,033,315
  Cheung Kong Infrastructure Holdings Ltd. ........      Hong Kong         871,000      1,375,404
  Hutchison Whampoa Ltd. ..........................      Hong Kong         113,700      1,656,775
  Samsung Corp. ...................................     South Korea        164,000      1,862,041
  SIME Darby Bhd. .................................      Malaysia          327,600        384,499

FRANKLIN TEMPLETON INTERNATIONAL TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2000 (UNAUDITED) (CONT.)


                                                                                        SHARES/
  TEMPLETON PACIFIC GROWTH FUND                          COUNTRY                       WARRANTS            VALUE
  --------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  MULTI-INDUSTRY (CONT.)
  Swire Pacific Ltd., A ..........................      Hong Kong                        62,500        $  353,053
  Wheelock and Company Ltd. ......................      Hong Kong                     1,329,000           938,415
                                                                                                       ----------
                                                                                                        9,381,429
                                                                                                       ----------
  REAL ESTATE 7.1%
  City Developments Ltd. .........................      Singapore                       633,200         2,873,968
* Filinvest Land Inc. ............................      Philippines                  11,177,000           519,797
* Hon Kwok Land Investment Co. Ltd. ..............      Hong Kong                     1,708,364           105,276
* Hon Kwok Land Investment Co. Ltd, wts., 10/27/00      Hong Kong                       341,672             2,193
  New World Development Co. Ltd. .................      Hong Kong                       536,664           723,434
  Parkway Holdings Ltd. ..........................      Singapore                       267,800           768,504
                                                                                                       ----------
                                                                                                        4,993,172
                                                                                                       ----------
  TELECOMMUNICATIONS 10.8%
  Cable & Wireless HKT Ltd. ......................      Hong Kong                       566,669         1,334,974
  Nippon Telegraph & Telephone Corp. .............      Japan                               161         1,996,206
  PT Indosat TBK, ADR ............................      Indonesia                        66,800           889,275
  SK Telecom Co. Ltd., ADR .......................      South Korea                      62,625         2,007,914
  Smartone Telecommunications Holdings Ltd. ......      Hong Kong                        22,000            68,916
  Telecom Corp. of New Zealand Ltd. ..............      New Zealand                     313,000         1,323,969
                                                                                                       ----------
                                                                                                        7,621,254
                                                                                                       ----------
  TEXTILES & APPAREL .1%
* PT Indorama Synthetics .........................      Indonesia                       733,862            85,656
                                                                                                       ----------
  TRANSPORTATION 6.1%
  East Japan Railway Co. .........................      Japan                               160           947,490
  Guangshen Railway Co. Ltd., H, ADR .............      China                            28,000           166,250
* Hitachi Zosen Corp. ............................      Japan                           385,000           267,176
  Hong Kong Ferry Holdings Co. Ltd. ..............      Hong  Kong                    1,037,000           792,142
  Malaysian International Shipping Corp., fgn ....      Malaysia                        276,333           414,500
  Singapore Airlines Ltd. ........................      Singapore                       165,500         1,715,579
                                                                                                       ----------
                                                                                                        4,303,137
                                                                                                       ----------
  UTILITIES ELECTRICAL & GAS .4%
  CLP Holdings Ltd. ..............................      Hong Kong                        69,000           309,159
                                                                                                       ----------
  WHOLESALE & INTERNATIONAL TRADE 1.1%
  Mitsubishi Corp. ...............................      Japan                            86,000           747,999
                                                                                                       ----------
  TOTAL INVESTMENTS (COST $72,399,276) 107.6% ....                                                     75,624,093
  OTHER ASSETS, LESS LIABILITIES (7.6%) ..........                                                     (5,370,355)
                                                                                                       ----------
  TOTAL NET ASSETS 100.0% ........................                                                   $ 70,253,738
                                                                                                       ==========

*Non-income producing securities.



                       See notes to financial statements.


FRANKLIN TEMPLETON INTERNATIONAL TRUST
FINANCIAL HIGHLIGHTS



TEMPLETON FOREIGN SMALLER COMPANIES FUND

                                                                                            CLASS A
                                                      ----------------------------------------------------------------------------
                                                        SIX MONTHS ENDED             YEAR ENDED OCTOBER 31,
                                                         APRIL 30, 2000   --------------------------------------------------------
                                                         (UNAUDITED)+     1999+          1998        1997        1996         1995
                                                      ----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of period .................     $ 14.43     $  12.33      $  15.06     $  14.18     $ 13.23     $ 13.83
                                                         -------------------------------------------------------------------------
Income from investment operations:
 Net investment income ...............................         .10          .24           .26          .27         .35         .25
 Net realized and unrealized gains (losses) ..........        1.13         2.13         (2.08)        1.64        1.88        (.08)
                                                         -------------------------------------------------------------------------

Total from investment operations .....................        1.23         2.37         (1.82)        1.91        2.23         .17
                                                         -------------------------------------------------------------------------
Less distributions from:
 Net investment income ...............................        (.17)        (.27)         (.24)        (.32)       (.25)       (.19)
 Net realized gains ..................................          --           --          (.67)        (.71)      (1.03)       (.58)
                                                         -------------------------------------------------------------------------
Total distributions ..................................        (.17)        (.27)         (.91)       (1.03)      (1.28)       (.77)
                                                         -------------------------------------------------------------------------
Net asset value, end of period .......................     $ 15.49     $  14.43      $  12.33     $  15.06     $ 14.18     $ 13.23
                                                         =========================================================================

Total Return* ........................................        8.62%       19.51%       (12.64)%      14.25%      18.49%       1.75%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ....................     $99,311     $102,684      $113,964     $121,619     $67,967     $50,947
Ratios to average net assets:
 Expenses ............................................        1.60%**      1.65%         1.48%        1.48%       1.53%       1.63%
 Expenses, excluding waiver and payments by affiliates        1.60%**      1.65%         1.50%        1.58%       1.53%       1.63%
 Net investment income ...............................        1.33%**      1.78%         1.23%        2.01%       2.50%       1.86%
Portfolio turnover rate ..............................       20.29%       18.76%        22.82%       33.62%      40.46%       9.12%

*Total return does not reflect sales commissions and is not annualized. **Annualized.
+Based on average weighted shares outstanding.

FRANKLIN TEMPLETON INTERNATIONAL TRUST
Financial Highlights (continued)


TEMPLETON FOREIGN SMALLER COMPANIES FUND (CONT.)

                                                                                                 CLASS B
                                                                                -----------------------------------------
                                                                                SIX MONTHS ENDED
                                                                                 APRIL 30, 2000           PERIOD ENDED
                                                                                   (UNAUDITED)          OCTOBER 31, 1999+
                                                                                -----------------------------------------
PER SHARE OPERATING PERFORMANCE++
(For a share outstanding throughout the period)

Net asset value, beginning of period                                                  $14.35                 $12.44
                                                                                -----------------------------------------
Income from investment operations:
 Net investment income                                                                   .08                    .08
 Net realized and unrealized gains                                                      1.08                   1.89
                                                                                -----------------------------------------
Total from investment operations                                                        1.16                   1.97
                                                                                -----------------------------------------
Less distributions from net investment income                                           (.15)                  (.06)
                                                                                -----------------------------------------
Net asset value, end of period                                                        $15.36                 $14.35
                                                                                =========================================

Total Return*                                                                           8.14%                 15.81%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                                                       $469                   $201
Ratios to average net assets:
 Expenses                                                                               2.40%**                1.99%**
 Net investment income                                                                   .99%**                 .59%**
Portfolio turnover rate                                                                20.29%                 18.76%




* Total return does not reflect the contingent deferred sales charge and is not annualized.
**Annualized.
+For the period January 1, 1999 (effective date) to October 31, 1999.
++Based on average weighted shares outstanding.


FRANKLIN TEMPLETON INTERNATIONAL TRUST
Financial Highlights (continued)



TEMPLETON FOREIGN SMALLER COMPANIES FUND (CONT.)

                                                                      CLASS C
                                                   ---------------------------------------------------
                                                   SIX MONTHS ENDED           YEAR ENDED OCTOBER 31,
                                                    APRIL 30, 2000       -----------------------------
                                                     (UNAUDITED)++       1999++                  1998+
                                                   ---------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)

Net asset value, beginning of period ........      $    14.36       $    12.32             $    14.23
                                                   ----------------------------------------------------
Income from investment operations:
 Net investment income ......................             .06              .13                    .01
 Net realized and unrealized gains (losses) .            1.11             2.11                  (1.92)
                                                   ----------------------------------------------------
Total from investment operations ............            1.17             2.24                  (1.91)
                                                   ----------------------------------------------------
Less distributions from net investment income            (.11)            (.20)                    --
                                                   ----------------------------------------------------
Net asset value, end of period ..............      $    15.42       $    14.36             $    12.32
                                                   ====================================================

Total Return* ...............................            8.20%           18.46%                (13.42)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...........      $      855      $       631             $      450
Ratios to average net assets:
 Expenses ...................................            2.40%**          2.40%                  2.54%**
 Net investment income ......................             .73%**           .94%                  1.08%**
Portfolio turnover rate .....................           20.29%           18.76%                 22.82%





*Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.

**Annualized.

+For the period July 1, 1998 (effective date) to October 31, 1998.

++Based on average weighted shares outstanding.

FRANKLIN TEMPLETON INTERNATIONAL TRUST
Financial Highlights (continued)



TEMPLETON FOREIGN SMALLER COMPANIES FUND (CONT.)

                                                                                       ADVISOR CLASS
                                                            -------------------------------------------------------------------
                                                             SIX MONTHS ENDED                  YEAR ENDED OCTOBER 31,
                                                              APRIL 30, 2000          -----------------------------------------
                                                               (UNAUDITED)++          1999++           1998              1997+
                                                            -------------------------------------------------------------------
PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of period .................      $       14.45     $      12.34     $       15.09       $      14.00
                                                            -------------------------------------------------------------------
Income from investment operations:
 Net investment income ...............................                .13              .26               .32                .20
 Net realized and unrealized gains (losses) ..........               1.12             2.14             (2.13)               .98
                                                            -------------------------------------------------------------------
Total from investment operations .....................               1.25             2.40             (1.81)              1.18
                                                            -------------------------------------------------------------------
Less distributions from:
 Net investment income ...............................               (.20)            (.29)             (.27)              (.09)
 Net realized gains ..................................                 --               --              (.67)                --
                                                            -------------------------------------------------------------------
Total distributions ..................................               (.20)            (.29)             (.94)              (.09)
                                                            -------------------------------------------------------------------
Net asset value, end of period .......................      $       15.50     $      14.45     $       12.34       $      15.09
                                                            ===================================================================
Total Return* ........................................               8.71%           19.81%           (12.55)%             8.43%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ....................      $      11,510        $   9,841        $   12,402          $   3,726
Ratios to average net assets:
 Expenses ............................................               1.40%**          1.43%             1.31%              1.24%**
 Expenses, excluding waiver and payments by affiliates               1.40%**          1.43%             1.33%              1.36%**
 Net investment income ...............................               1.68%**          1.94%             1.43%              2.66%**
Portfolio turnover rate ..............................              20.29%           18.76%            22.82%             33.62%


*Total return is not annualized.
**Annualized.
+For the period January 2, 1997 (effective date) to October 31, 1997. ++Based on average weighted shares outstanding.

                       See notes to financial statements.


FRANKLIN TEMPLETON INTERNATIONAL TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2000 (UNAUDITED)

  TEMPLETON FOREIGN SMALLER COMPANIES FUND               COUNTRY                SHARES          VALUE
  ------------------------------------------------------------------------------------------------------
  COMMON STOCKS 91.9%
  APPLIANCES & HOUSEHOLD DURABLES .5%
  Guangdong Kelon Electrical Holdings Ltd., H, 144A      China                  440,000      $  273,969
  Konka Group Co. Ltd., B .........................      China                  329,760         294,232
                                                                                             ----------
                                                                                                568,201
                                                                                             ----------
  AUTOMOBILES .9%
  Bilia AB, A .....................................      Sweden                 115,500         954,652
                                                                                             ----------

  BANKING 2.5%
  Banco de Andalucia SA ...........................      Spain                   10,000         265,175
  Banco de Valencia SA ............................      Spain                   33,198         269,241
* Banco de Valencia SA, rts., 5/11/00 .............      Spain                   33,198          25,411
  Bank Austria AG, 144A ...........................      Austria                 24,250       1,078,377
  BPI Socieda de Gestora de Participacoes Socias SA      Portugal               359,040       1,171,291
                                                                                             ----------
                                                                                              2,809,495
                                                                                             ----------
  BROADCASTING & PUBLISHING 2.0%
  GTC Transcontinental Group Ltd., B ..............      Canada                 200,000       2,244,044
                                                                                             ----------
  BUILDING MATERIALS & COMPONENTS 6.4%
  Caradon PLC .....................................      United Kingdom         542,794       1,350,445
  Danske Traelast AS ..............................      Denmark                 16,000       1,456,946
  Gujarat Ambuja Cements Ltd. .....................      India                  300,000       1,373,647
  Sarna Kunststoff Holding AG .....................      Switzerland                330         342,371
  Schuttersveld NV ................................      Netherlands             42,295         616,663
* Siam City Cement Public Co. Ltd., fgn. ..........      Thailand               284,513         859,105
  Uralita SA ......................................      Spain                  149,431       1,176,504
                                                                                             ----------
                                                                                              7,175,681
                                                                                             ----------
  BUSINESS & PUBLIC SERVICES 2.9%
  Kardex AG, Br. ..................................      Switzerland              3,905       1,339,117
  Lex Service PLC .................................      United Kingdom         196,000       1,246,698
* Sifo Group AB, B ................................      Sweden                  49,200         631,967
                                                                                             ----------
                                                                                              3,217,782
                                                                                             ----------
  CHEMICALS 4.4%
  Cookson Group PLC ...............................      United Kingdom         564,000       1,670,166
  DSM NV, Br. .....................................      Netherlands             43,200       1,422,298
  Energia e Industrias Aragonesas Eia SA ..........      Spain                  196,000         968,042
  Yule Catto & Company PLC ........................      United Kingdom         286,600         908,126
                                                                                             ----------
                                                                                              4,968,632
                                                                                             ----------
  CONSTRUCTION & HOUSING .7%
  Leighton Holdings Ltd. ..........................      Australia              316,700         837,117
                                                                                             ----------
  DATA PROCESSING & REPRODUCTION 1.1%
* Stepstone ASA ...................................      Norway                 306,434       1,027,497
* Thiel Logistik AG, 144A .........................      Luxembourg               3,300         205,087
                                                                                             ----------
                                                                                              1,232,584
                                                                                             ----------

FRANKLIN TEMPLETON INTERNATIONAL TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2000 (UNAUDITED) (CONT.)

  TEMPLETON FOREIGN SMALLER COMPANIES FUND             COUNTRY               SHARES          VALUE
  ------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  ELECTRICAL & ELECTRONICS 2.9%
* ST Assembly Test Services Ltd., ADR .........      Singapore               11,500      $  479,406
  Techtronic Industries Co. Ltd. ..............      Hong Kong            6,266,000       1,021,648
  Varitronix International Ltd. ...............      Hong Kong              760,000       1,707,492
                                                                                          ---------
                                                                                          3,208,546
                                                                                          ---------
  ELECTRONIC COMPONENTS & INSTRUMENTS 5.1%
  Swisslog Holding AG .........................      Switzerland              5,500       2,423,133
  Twentsche Kabel Holdings NV .................      Netherlands             37,711       1,501,718
  VTech Holdings Ltd. .........................      Hong Kong              429,000       1,778,963
                                                                                          ---------
                                                                                          5,703,814
                                                                                          ---------
  ENERGY SOURCES 2.4%
  Fletcher Challenge Energy Ltd. ..............      New Zealand            584,720       1,350,379
* Gas Authority of India Ltd., GDR, 144A ......      India                  142,500         926,250
* Ranger Oil Ltd. .............................      Canada                  94,645         437,550
                                                                                          ---------
                                                                                          2,714,179
                                                                                          ---------
  FINANCIAL SERVICES 5.3%
  Dah Sing Financial Holdings Ltd. ............      Hong Kong              549,600       2,152,057
  Housing Development Finance Corp. Ltd. ......      India                  200,000       2,166,409
  Mutual Risk Management Ltd. .................      Bermuda                101,550       1,593,066
                                                                                          ---------
                                                                                          5,911,532
                                                                                          ---------
  FOOD & HOUSEHOLD PRODUCTS 4.8%
  Geest PLC ...................................      United Kingdom         218,700       1,719,609
  Hazlewood Foods PLC .........................      United Kingdom         832,000       1,074,044
  Illovo Sugar Ltd. ...........................      South Africa           700,000         521,425
  McBride PLC .................................      United Kingdom         314,100         378,446
  National Foods Ltd. .........................      Australia              381,639         578,983
  Perkins Foods PLC ...........................      United Kingdom         729,200       1,055,439
                                                                                          ---------
                                                                                          5,327,946
                                                                                          ---------
  FOREST PRODUCTS & PAPER 1.6%
  Cartiere Burgo SpA ..........................      Italy                  185,138       1,755,065
                                                                                          ---------
  HEALTH & PERSONAL CARE 7.6%
  Apothekers Cooperatie OPG VA ................      Netherlands             54,210       1,318,954
  Internatio-Muller NV ........................      Netherlands             62,500       1,156,152
* Internatio-Muller NV, trading cpn., 5/19/00 .      Netherlands             62,500          53,536
* Medison Co Ltd. .............................      South Korea            157,000       1,697,680
  Moulin International Holdings Ltd. ..........      Hong Kong           12,285,000         962,082
  Nycomed Amersham PLC ........................      United Kingdom         140,305       1,097,725
  Ono Pharmaceutical Co Ltd. ..................      Japan                   53,000       2,231,321
                                                                                          ---------
                                                                                          8,517,450
                                                                                          ---------
  INDUSTRIAL COMPONENTS 2.1%
  Aalberts Industries NV ......................      Netherlands             63,650       1,162,925
* Aalberts Industries NV, trading cpn., 7/20/00      Netherlands             63,650          24,361
  Weir Group PLC ..............................      United Kingdom         414,100       1,214,930
                                                                                          ---------
                                                                                          2,402,216
                                                                                          ---------


FRANKLIN TEMPLETON INTERNATIONAL TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2000 (UNAUDITED) (CONT.)


  TEMPLETON FOREIGN SMALLER COMPANIES FUND    COUNTRY                SHARES          VALUE
  ------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  INSURANCE .6%
  Ace Ltd. ..........................         Bermuda                 26,400      $  631,950
                                                                                  ----------
  LEISURE & TOURISM .8%
  Kuoni Reisen Holding AG, B ........         Switzerland                200         868,352
                                                                                  ----------
  MACHINERY & ENGINEERING 3.2%
  Arcadis NV ........................         Netherlands            172,735       1,156,929
  Laird Group PLC ...................         United Kingdom         351,900       1,115,036
  METSO OYJ .........................         Finland                 95,970       1,268,068
                                                                                  ----------
                                                                                   3,540,033
                                                                                  ----------
  MERCHANDISING 16.8%
  Best Denki Co. Ltd. ...............         Japan                  137,000         777,062
* Dickson Concepts International Ltd.         Hong Kong            1,374,000       1,331,806
  Giordano International Ltd. .......         Hong Kong            3,917,000       6,411,669
  Li & Fung Ltd. ....................         Hong Kong            1,227,000       4,741,527
  Northwest Company Fund ............         Canada                 148,750       1,104,306
  Sa des Galeries Lafayette .........         France                  20,600       3,512,206
  Samas-Groep NV ....................         Netherlands             38,200         522,148
  Somerfield PLC ....................         United Kingdom         260,400         234,290
  Vendex KBB NV .....................         Netherlands             10,692         165,146
                                                                                  ----------
                                                                                  18,800,160
                                                                                  ----------
  METALS & MINING 4.7%
  Arbed SA ..........................         Luxembourg               7,172         632,310
  Boehler-Uddeholm AG ...............         Austria                 15,350         599,514
  Boehler-Uddeholm AG, 144A .........         Austria                  3,390         132,401
  Elkem ASA, A ......................         Norway                  47,700         757,058
  Iluka Resources Ltd. ..............         Australia              520,100       1,138,041
  Pechiney SA, A ....................         France                  40,441       1,776,266
* PT Timah TBK ......................         Indonesia              709,000         272,864
                                                                                  ----------
                                                                                   5,308,454
                                                                                  ----------
  MULTI-INDUSTRY 2.7%
  Elementis PLC .....................         United Kingdom         705,000         910,097
  Nagron Nationaal Grondbezit NV ....         Netherlands             45,400         992,901
  Saha Union Public Co. Ltd., fgn. ..         Thailand               634,000         191,440
  Zehnder Holding AG, Br. ...........         Switzerland              1,820       1,026,097
                                                                                  ----------
                                                                                   3,120,535
                                                                                  ----------
  REAL ESTATE .8%
* Corporacion Geo SA, B .............         Mexico                 404,000         927,009
                                                                                  ----------
  TEXTILES & APPAREL 1.8%
  Gamma Holding NV ..................         Netherlands             16,800         558,780
* Tefron Ltd. .......................         Israel                  82,900       1,269,406
* Yizheng Chemical Fibre Co. Ltd., H          China                1,225,000         237,476
                                                                                  ----------
                                                                                   2,065,662
                                                                                  ----------
  TRANSPORTATION 6.8%
* Anangel-American Shipholdings Ltd., ADR     Greece                  77,500         377,813
* Neptune Orient Lines Ltd. .........         Singapore            1,081,000         968,627


FRANKLIN TEMPLETON INTERNATIONAL TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2000 (UNAUDITED) (CONT.)

  TEMPLETON FOREIGN SMALLER COMPANIES FUND                                COUNTRY              SHARES           VALUE
  ----------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  TRANSPORTATION (CONT.)
* Orient Overseas International Ltd. .............................      Hong Kong             4,167,000    $   2,407,372
  Sea Containers Ltd., A .........................................      United Kingdom           44,500        1,012,375
  Stagecoach Holdings PLC ........................................      United Kingdom        1,177,110        1,174,200
  Stolt Nielsen SA, ADR ..........................................      Norway                   66,800        1,106,375
  Transportes Azkar SA ...........................................      Spain                    45,180          617,556
                                                                                                           -------------
                                                                                                               7,664,318
                                                                                                           -------------
  UTILITIES ELECTRICAL & GAS .5%
  Guangdong Electric Power Development Co Ltd., B ................      China                 1,195,896          560,394
                                                                                                           -------------
  TOTAL COMMON STOCKS (COST $89,430,055) .........................                                           103,035,803
                                                                                                           -------------
  PREFERRED STOCKS 4.7%
  Confab Industrial SA, pfd. ......................................     Brazil                1,081,200          689,044
  Fertilizantes Fosfatados SA, pfd. ...............................     Brazil              192,884,000          641,343
  Hugo Boss AG, pfd. ..............................................     Germany                  10,220        1,615,807
  Telemig Celular Participacoes SA, ADR, pfd. .....................     Brazil                   25,188        1,473,498
  Weg SA, pfd. ....................................................     Brazil                1,755,900          875,761
                                                                                                           -------------
  TOTAL PREFERRED STOCKS (COST $4,546,227) .......................                                             5,295,453
                                                                                                           -------------
  TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT (COST $93,976,282)                                           108,331,256
                                                                                                           -------------


                                                                                         PRINCIPAL
                                                                                          AMOUNT**
                                                                                         ---------
(a) REPURCHASE AGREEMENT (COST $4,616,000) 4.1%
    Barclays Bank PLC, 5.71%, 5/01/00
  (Maturity Value $4,618,196)
   Collateralized by U.S. Treasury Notes and Bonds .............    United States         $4,616,000           4,616,000
                                                                                                            ------------
  TOTAL INVESTMENTS (COST $98,592,282) 100.7% ..................                                             112,947,256
  OTHER ASSETS, LESS LIABILITIES (.7%) .........................                                                (802,549)
                                                                                                            ------------
  TOTAL NET ASSETS 100.0% ......................................                                            $112,144,707
                                                                                                            ============


*Non-income producing securities. **Securities denominated in U.S. dollars.
(a) At April 30, 2000, all repurchase agreements held by the Fund had been entered into on the last business day of the month.

                       See notes to financial statements.


FRANKLIN TEMPLETON INTERNATIONAL TRUST
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2000 (UNAUDITED)

                                                                                                   TEMPLETON          TEMPLETON
                                                                                                    PACIFIC         FOREIGN SMALLER
                                                                                                  GROWTH FUND       COMPANIES FUND
                                                                                               -----------------------------------
Assets:
 Investments in securities:
  Cost ..................................................................................      $  72,399,276       $  93,976,282
                                                                                               ---------------------------------
  Value .................................................................................         75,624,093         108,331,256
 Repurchase agreement, at value and cost ................................................                 --           4,616,000
 Cash ...................................................................................                 --             203,057
 Receivables:
  Investment securities sold ............................................................                 --               8,888
  Beneficial shares sold ................................................................            183,754             381,226
  Dividends and interest ................................................................            201,768             847,060
                                                                                               ---------------------------------
       Total assets .....................................................................         76,009,615         114,387,487
                                                                                               ---------------------------------
Liabilities:
 Payables:
  Investment securities purchased .......................................................            175,119           1,160,131
  Beneficial shares redeemed ............................................................          2,735,416             781,755
  To affiliates .........................................................................            155,515             185,595
  To shareholders .......................................................................             22,517                  --
 Funds advanced by custodian ............................................................          2,634,987                  --
 Accrued expenses .......................................................................             32,323             115,299
                                                                                               ---------------------------------
       Total liabilities ................................................................          5,755,877           2,242,780
                                                                                               ---------------------------------
Net assets, at value ....................................................................      $  70,253,738       $ 112,144,707
                                                                                               =================================
Net assets consist of:
 Undistributed net investment income / (Distributions in excess of net investment income)      $    (109,351)      $     905,804
 Net unrealized appreciation ............................................................          3,224,817          14,354,974
 Accumulated net realized loss ..........................................................         (3,781,965)         (2,267,228)
 Beneficial shares ......................................................................         70,920,237          99,151,157
                                                                                               ---------------------------------
Net assets, at value ....................................................................      $  70,253,738       $ 112,144,707
                                                                                               =================================


                         See notes to financial statements.

FRANKLIN TEMPLETON INTERNATIONAL TRUST
Financial Statements (continued)

STATEMENT OF ASSETS AND LIABILITIES (CONT.)
APRIL 30, 2000 (UNAUDITED)

                                                                              TEMPLETON       TEMPLETON
                                                                               PACIFIC      FOREIGN SMALLER
                                                                             GROWTH FUND    COMPANIES FUND
                                                                             -----------------------------
CLASS A:
 Net assets, at value ................................................      $57,323,542      $99,311,210
                                                                            ============================
 Shares outstanding ..................................................        5,502,598        6,413,145
                                                                            ============================
 Net asset value per share ...........................................      $     10.42      $     15.49
                                                                            ============================
 Maximum offering price per share (Net asset value per share / 94.25%)      $     11.06      $     16.44
                                                                            ============================
CLASS B:
 Net asset, at value .................................................                       $   468,660
                                                                                             ===========
 Shares outstanding ..................................................                            30,515
                                                                                             ===========
 Net asset value and maximum offering price per share* ...............                       $     15.36
                                                                                             ===========
CLASS C:
 Net assets, at value ................................................      $11,376,573      $   854,510
                                                                            ============================
 Shares outstanding ..................................................        1,101,891           55,433
                                                                            ============================
 Net asset value per share* ..........................................      $     10.32      $     15.42
                                                                            ============================
 Maximum offering price per share (Net asset value per share / 99.00%)      $     10.42      $     15.58
                                                                            ============================
ADVISOR CLASS:
 Net asset, at value .................................................      $ 1,553,623      $11,510,327
                                                                            ============================
 Shares outstanding ..................................................          147,259          742,524
                                                                            ============================
 Net asset value and maximum offering price per share ................      $     10.55      $     15.50
                                                                            ============================



*Redemption price per share is equal to net asset value less any applicable sales charge.

                       See notes to financial statements.


FRANKLIN TEMPLETON INTERNATIONAL TRUST
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2000 (UNAUDITED)

                                                                              TEMPLETON         TEMPLETON
                                                                                PACIFIC     FOREIGN SMALLER
                                                                              GROWTH FUND    COMPANIES FUND
                                                                            -------------------------------
Investment Income:
 Dividends* ..........................................................      $    653,589       $  1,586,236
 Interest ............................................................            64,504            228,688
                                                                            -------------------------------
Total investment income ..............................................           718,093          1,814,924
                                                                            -------------------------------
Expenses:
 Management fees (Note 3) ............................................           424,962            557,934
 Distribution fees (Note 3)
  Class A ............................................................            68,609            100,657
  Class B ............................................................                --              1,852
  Class C ............................................................            62,092              3,989
 Transfer agent fees (Note 3) ........................................           116,000            153,000
 Custodian fees ......................................................            29,000             26,000
 Reports to shareholders .............................................            28,400             32,300
 Registration and filing fees ........................................            90,000             14,000
 Professional fees ...................................................             4,500              1,900
 Trustees' fees and expenses .........................................             2,500              3,100
 Other ...............................................................             1,381              1,383
                                                                            -------------------------------
Total expenses .......................................................           827,444            896,115
                                                                            -------------------------------
 Net investment income (loss) ........................................          (109,351)           918,809
                                                                            -------------------------------
Realized and unrealized gains (losses):
  Net realized gain (loss) from:
    Investments ......................................................         2,818,636         11,476,713
    Foreign currency transactions ....................................            (7,821)           (35,230)
                                                                            -------------------------------
  Net realized gain ..................................................         2,810,815         11,441,483
  Net unrealized appreciation (depreciation) on investments ..........         2,914,106         (2,045,009)
                                                                            -------------------------------
Net realized and unrealized gain .....................................         5,724,921          9,396,474
                                                                            -------------------------------
Net increase in net assets resulting from operations .................      $  5,615,570       $ 10,315,283
                                                                            ===============================



*Net of foreign taxes of $42,109 and $158,356 for the Pacific Growth Fund and Foreign Smaller Companies Fund, respectively.

                     See notes to financial statements.

FRANKLIN TEMPLETON INTERNATIONAL TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS


                                                                     TEMPLETON                               TEMPLETON
                                                               PACIFIC GROWTH FUND                  FOREIGN SMALLER COMPANIES FUND
                                                      ----------------------------------------------------------------------------
                                                          SIX MONTHS                               SIX MONTHS
                                                             ENDED                                    ENDED
                                                        APRIL 30, 2000       YEAR ENDED           APRIL 30, 2000        YEAR ENDED
                                                          (UNAUDITED)     OCTOBER 31, 1999         (UNAUDITED)      OCTOBER 31, 1999
                                                      ------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) ....................   $    (109,351)      $      (3,065)         $     918,809       $   2,114,539
  Net realized gain (loss) from investments and
   foreign currency transactions ..................       2,810,815             104,347             11,441,483          (5,652,897)
  Net unrealized appreciation (depreciation)
   on investments .................................       2,914,106          17,711,991             (2,045,009)         24,688,618
                                                      ----------------------------------------------------------------------------
Net increase in net assets
  resulting from operations .......................       5,615,570          17,813,273             10,315,283          21,150,260
 Distributions to shareholders from:
  Net investment income:
   Class A ........................................              --            (300,300)            (1,162,326)         (2,246,219)
   Class B ........................................              --                  --                 (3,092)               (317)
   Class C ........................................              --             (26,778)                (5,422)             (7,818)
   Advisor Class ..................................              --              (8,257)              (135,868)           (198,057)
 Beneficial share transactions (Note 2):
   Class A ........................................     (20,582,912)         15,916,675            (11,596,988)        (28,393,015)
   Class B ........................................              --                  --                249,339             196,595
   Class C ........................................        (944,882)          3,739,284                172,340             118,168
   Advisor Class ..................................      (6,171,193)          5,366,059                955,166          (4,079,946)
                                                      ----------------------------------------------------------------------------
   Net increase (decrease) in net assets ..........     (22,083,417)         42,499,956             (1,211,568)        (13,460,349)
Net assets:
 Beginning of period ..............................      92,337,155          49,837,199            113,356,275         126,816,624
                                                      ----------------------------------------------------------------------------
 End of period ....................................   $  70,253,738       $  92,337,155          $ 112,144,707       $ 113,356,275
                                                      ============================================================================
Undistributed net investment income/(Distributions
  in excess of net investment income) included in
  net assets:
  End of period ...................................   $    (109,351)      $          --          $     905,804       $   1,293,703
                                                      ============================================================================



                       See notes to financial statements.


FRANKLIN TEMPLETON INTERNATIONAL TRUST
Notes to Financial Statements (unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton International Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end, diversified investment company, consisting of two Funds. The Funds and their investment policies are:

Templeton Pacific Growth Fund -- Seeks to achieve long-term capital growth by investing, under normal market conditions, at least 65% of its total assets in equity securities that trade on Pacific Rim markets as defined in the Fund's prospectus, and are issued by companies that have their principal activities in the Pacific Rim.

Templeton Foreign Smaller Companies Fund -- Seeks to achieve long-term capital growth by investing, under normal market conditions, at least 65% of its total assets in equity securities of smaller capitalization companies outside the United States.

The following summarizes the Funds' significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Funds purchase or sell foreign securities they will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Certain countries in which the Funds invest have imposed restrictions on the repatriation of their currencies. Other countries have previously instituted currency exchange controls in the past during periods of serious imbalance in their balance of payments or upon the occurrence of other destabilizing events. Exchange control regulations may restrict the Funds' ability to convert investment income, capital, or the proceeds of securities into U.S. dollars. As of April 30, 2000, the Pacific Growth Fund had investments with a value of approximately $3.7 million in countries with restrictions on the repatriation of their currencies or formal exchange controls currently in place.

FRANKLIN TEMPLETON INTERNATIONAL TRUST
Notes to Financial Statements (unaudited) (continued)


1. SIGNIFICANT ACCOUNTING POLICIES (CONT.)

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the funds comprising the trust based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

d. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. BENEFICIAL SHARES

The classes of shares offered within each of the Funds are indicated below. Effective January 1, 1999, Class I and Class II were renamed Class A and Class C shares, respectively, and a fourth class of shares, Class B, was established in Templeton Foreign Smaller Companies Fund. The shares differ by their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

        FUND                                         CLASS
        -----------------------------------------------------------

        Templeton Pacific Growth Fund                A, C & Advisor
        Templeton Foreign Smaller Companies Fund     A, B, C & Advisor


At April 30, 2000, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Funds' shares were as follows:

                                                                TEMPLETON                               TEMPLETON
                                                           PACIFIC GROWTH FUND                  FOREIGN SMALLER COMPANIES FUND
                                                      --------------------------------------------------------------------------
                                                         SHARES             AMOUNT               SHARES               AMOUNT
                                                      --------------------------------------------------------------------------
CLASS A SHARES:
Six months ended April 30, 2000
Shares sold ..................................         29,302,534       $ 320,035,581          13,239,447          $ 203,659,650
Shares issued on reinvestment of distributions                 --                  --              70,451              1,036,343
Shares redeemed ..............................        (30,969,584)       (340,618,493)        (14,013,448)          (216,292,981)
                                                       -------------------------------------------------------------------------
Net decrease .................................         (1,667,050)      $ (20,582,912)           (703,550)         $ (11,596,988)
                                                       =========================================================================


FRANKLIN TEMPLETON INTERNATIONAL TRUST
Notes to Financial Statements (unaudited) (continued)

2. BENEFICIAL SHARES (CONT.)


                                                            TEMPLETON                         TEMPLETON
                                                       PACIFIC GROWTH FUND          FOREIGN SMALLER COMPANIES FUND
                                                   -------------------------------------------------------------------
                                                      SHARES            AMOUNT             SHARES             AMOUNT
                                                   -------------------------------------------------------------------
CLASS A SHARES:
Year ended October 31, 1999
Shares sold ....................................    33,071,521        $317,841,820      11,706,921       $163,733,450
Shares issued on reinvestment of distributions .        32,336             261,576         161,671          2,027,136
Shares redeemed ................................   (31,324,839)       (302,186,721)    (13,997,159)      (194,153,601)
                                                   ------------------------------------------------------------------
Net increase (decrease) ........................     1,779,018        $ 15,916,675      (2,128,567)      $(28,393,015)
                                                   ===================================================================



                                                                                           TEMPLETON
                                                                                FOREIGN SMALLER COMPANIES FUND
                                                                                ------------------------------
                                                                                     SHARES       AMOUNT
                                                                                -------------------------------
CLASS B SHARES:
Six months ended April 30, 2000
Shares sold ..............................................................           19,590   $   295,782
Shares issued on reinvestment of distributions ...........................              180         2,646
Shares redeemed ..........................................................           (3,236)      (49,089)
                                                                                     ---------------------
Net increase .............................................................           16,534   $   249,339
                                                                                     ====================


                                                                                            TEMPLETON
                                                                                 FOREIGN SMALLER COMPANIES FUND
                                                                                 ------------------------------
                                                                                     SHARES         AMOUNT+
                                                                                 ------------------------------
For the period ended October 31, 1999
Shares sold ..............................................................           15,528     $   219,412
Shares issued on reinvestment of distributions ...........................               15             218
Shares redeemed                                                                      (1,562)        (23,035)
                                                                                     ----------------------
Net increase                                                                         13,981     $   196,595
                                                                                     ======================


                                                             TEMPLETON                                 TEMPLETON
                                                         PACIFIC GROWTH FUND                  FOREIGN SMALLER COMPANIES FUND
                                                     -----------------------------------------------------------------------
                                                         SHARES          AMOUNT                  SHARES           AMOUNT
                                                     -----------------------------------------------------------------------
CLASS C SHARES:
Six months ended April 30, 2000
Shares sold ..................................         1,987,946       $ 21,729,455             50,156       $    769,741
Shares issued on reinvestment of distributions                --                 --                333              4,890
Shares redeemed ..............................        (2,060,818)       (22,674,337)           (38,967)          (602,291)
                                                     ---------------------------------------------------------------------
Net increase (decrease) ......................           (72,872)      $   (944,882)            11,522       $    172,340
                                                     ====================================================================-

                                                               TEMPLETON                             TEMPLETON
                                                           PACIFIC GROWTH FUND              FOREIGN SMALLER COMPANIES FUND
                                                     ---------------------------------------------------------------------
                                                         SHARES           AMOUNT               SHARES            AMOUNT
                                                     ---------------------------------------------------------------------
Year ended October 31, 1999
Shares sold ..................................         1,762,300       $ 17,204,215             82,420       $  1,070,968
Shares issued on reinvestment of distributions             3,045             24,607                579              7,207
Shares redeemed ..............................        (1,383,677)       (13,489,538)           (75,620)          (960,007)
                                                      -------------------------------------------------------------------
Net increase .................................           381,668       $  3,739,284              7,379       $    118,168
                                                      ===================================================================

FRANKLIN TEMPLETON INTERNATIONAL TRUST
Notes to Financial Statements (unaudited) (continued)

2. BENEFICIAL SHARES (CONT.)


                                                                 TEMPLETON                             TEMPLETON
                                                            PACIFIC GROWTH FUND              FOREIGN SMALLER COMPANIES FUND
                                                     ----------------------------------------------------------------------
                                                         SHARES            AMOUNT               SHARES            AMOUNT
                                                     ----------------------------------------------------------------------
ADVISOR CLASS SHARES:
Six months ended April 30, 2000
Shares sold ..................................           694,523       $  7,824,910            207,879       $  3,215,142
Shares issued on reinvestment of distributions                --                 --              9,032            132,888
Shares redeemed ..............................        (1,250,352)       (13,996,103)          (155,377)        (2,392,864)
                                                      -------------------------------------------------------------------
Net increase (decrease) ......................          (555,829)      $ (6,171,193)            61,534       $    955,166
                                                      ===================================================================

                                                              TEMPLETON                              TEMPLETON
                                                          PACIFIC GROWTH FUND              FOREIGN SMALLER COMPANIES FUND
                                                      -------------------------------------------------------------------
                                                         SHARES            AMOUNT               SHARES            AMOUNT
                                                      -------------------------------------------------------------------
Year ended October 31, 1999
Shares sold ..................................         1,851,074       $ 17,373,701            478,789       $  6,810,287
Shares issued on reinvestment of distributions             1,003              8,160             14,987            188,697
Shares redeemed ..............................        (1,333,463)       (12,015,802)          (817,593)       (11,078,930)
                                                      -------------------------------------------------------------------
Net increase (decrease) ......................           518,614       $  5,366,059           (323,817)      $ (4,079,946)
                                                      ===================================================================


 +Effective date of Class B shares was January 1, 1999.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Trust are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin/Templeton Distributors, Inc. (Distributors) and Franklin/Templeton Investor Services, Inc. (Investor Services), the Funds' investment manager, principal underwriter, and transfer agent, respectively.

The Funds pay an investment management fee to Advisers based on the average daily net assets of each Fund as follows:

        ANNUALIZED
         FEE RATE    AVERAGE DAILY NET ASSETS
         ------------------------------------

          1.00%      First $100 million
          0.90%      Over $100 million, up to and including $250 million
          0.80%      Over $250 million, up to and including $500 million
          0.75%      Over $500 million

Under a subadvisory agreement, Templeton Investment Counsel, Inc., a wholly-owned subsidiary of Franklin Resources, Inc., provides subadvisory services to the Funds and receives from Advisers fees based on the average daily net assets of each Fund as follows:

       ANNUALIZED
        FEE RATE    AVERAGE DAILY NET ASSETS
        ------------------------------------

          0.50%     First $100 million
          0.40%     Over $100 million, up to and including $250 million
          0.30%     Over $250 million, up to and including $500 million
          0.25%     Over $500 million

FRANKLIN TEMPLETON INTERNATIONAL TRUST
Notes to Financial Statements (unaudited) (continued)


3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)

Templeton Pacific Growth Fund reimburses Distributors for costs incurred in marketing the Fund's shares up to 0.25% and 1.00% per year of the average daily net assets of Class A and Class C shares, respectively. Templeton Smaller Companies Fund reimburses Distributors for costs incurred in marketing the Fund's shares up to 0.25%, 1.00%, and 1.00% per year of the average daily net assets of Class A, Class B, and Class C shares, respectively.

Distributors received net commissions on sales of Fund shares and paid commissions to other dealers for the six months ended April 30, 2000 as follows:

                                               TEMPLETON        TEMPLETON
                                                PACIFIC      FOREIGN SMALLER
                                              GROWTH FUND    COMPANIES FUND
                                              -----------------------------

        Total commissions received ......      $188,993       $ 80,319
        Paid to other dealers ...........      $200,376       $121,849

4. INCOME TAXES

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

The cost of securities for income tax purposes is the same as that shown in the Statement of Investments for Templeton Pacific Growth Fund and $98,624,117 for Templeton Foreign Smaller Companies Fund. At April 30, 2000, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:

                                             TEMPLETON           TEMPLETON
                                              PACIFIC         FOREIGN SMALLER
                                            GROWTH FUND        COMPANIES FUND
                                            ---------------------------------

        Unrealized appreciation .........   $16,997,761         $26,825,749
        Unrealized depreciation .........   (13,772,944)        (12,502,610)
                                            -------------------------------
        Net unrealized  appreciation ....   $ 3,224,817         $14,323,139
                                            ===============================

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

At October 31, 1999, the Funds had tax basis capital losses which may be carried over to offset future capital gains as follows:

                                              TEMPLETON        TEMPLETON
                                              PACIFIC       FOREIGN SMALLER
                                             GROWTH FUND    COMPANIES FUND
                                             -----------------------------

        Capital loss carryover expiring in:

        2006 .............................    $6,592,778    $ 8,206,680
        2007 .............................            --      5,481,473
                                              -------------------------
                                              $6,592,778    $13,688,153
                                              =========================


FRANKLIN TEMPLETON INTERNATIONAL TRUST
Notes to Financial Statements (unaudited) (continued)

5. INVESTMENT TRANSACTION

Purchases and sales of securities (excluding short-term securities) for the six months ended April 30, 2000 were as follows:

                                 TEMPLETON           TEMPLETON
                                  PACIFIC         FOREIGN SMALLER
                                GROWTH FUND       COMPANIES FUND
                                --------------------------------

        Purchases ........     $25,216,781         $21,448,731
        Sales ............     $29,398,577         $34,294,502



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